SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                      -----------------------------------


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      -----------------------------------



                       Date of report: December 23, 2002
              Date of earliest event reported: December 23, 2002


                           ICN PHARMACEUTICALS, INC.
              (Exact Name of Registrant as Specified in Charter)

       Delaware                    1-11397                  33-0628076
    (State or Other        (Commission File Number)      (I.R.S. Employer
    Jurisdiction of                                   Identification Number)
    Incorporation )


                              3300 Hyland Avenue
                         Costa Mesa, California 92626

                   (Address of Principal Executive Offices)



      Registrant's telephone number, including area code: (714) 545-0100




ITEM 5.     OTHER EVENTS.

            On December 23, 2002, the registrant issued a press release with respect to its action by written consent to remove all current directors of Ribapharm Inc., a Delaware corporation ("Ribapharm"), other than Roberts A. Smith, Ph.D., and to amend the bylaws (the "Bylaws") of Ribapharm to rescind a new bylaw adopted by the board of directors of Ribapharm (the "Ribapharm Board") purporting to require notice of any action by written consent of stockholders to be made to Ribapharm at least 35 days prior to effectiveness thereof. Such action shall be effective January 27, 2003, or such earlier date as ordered by a court of competent jurisdiction, unless earlier rescinded or amended by the registrant. The directors so removed include Kim Campbell, Arnold H. Kroll, Johnson Y.N. Lau, M.D., Hans Thierstein and John Vierling, and each other person (other than Roberts A. Smith) who is a director (or may be appointed by the Ribapharm Board as a director on or following December 23, 2002 until the effectiveness of such action).

            The registrant, which holds approximately 120,100,000 shares of Ribapharm common stock, representing approximately 80.07% of the outstanding shares of common stock of Ribapharm, is effecting the removal and the amendment of the Bylaws pursuant to Section 228 of the General Corporation Law of the State of Delaware. Notice of the registrant's stockholder action by written consent was provided to Ribapharm on December 23, 2002.

            A copy of the press release announcing this information with an attached letter from the registrant to the Ribapharm Board and the notice of action by written consent are filed herewith and incorporated herein by reference, as Exhibits 99.1 and 99.2, respectively.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibit No.    Description

            99.1 Press release issued December 23, 2002, with a letter from ICN Pharmaceuticals to the Board of Directors of Ribapharm Inc., dated December 23, 2002

            99.2           Notice of Action by Written Consent, dated
                           December 23, 2002



                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

            Dated:  December 23, 2002

                             ICN PHARMACEUTICALS, INC.

                             By:  /s/ Gregory Keever
                                ----------------------------------
                                 Name:  Gregory Keever
                                 Title: Executive Vice President, General
                                        Counsel and Corporate Secretary















                                EXHIBIT INDEX


                 Exhibit No.      Description
                 -----------      -----------

                 99.1 Press release issued December 23, 2002, with a letter from ICN Pharmaceuticals to the Board of Directors of Ribapharm Inc., dated December 23, 2002

                 99.2             Notice of Action by Written Consent, dated
                                  December 23, 2002







                                                                  Exhibit 99.1
                                                                  ------------



Investor Contact:
Jeff Misakian
714-545-0100, ext. 3230


                  ICN PHARMACEUTICALS TAKES ACTION TO REMOVE
                              RIBAPHARM DIRECTORS


      COSTA MESA, CA, December 23, 2002 - ICN Pharmaceuticals Inc. (NYSE:
ICN) announced today that it has taken shareholder action by written consent as permitted by Delaware law to remove all but one member of the Board of Directors of its 80-percent owned subsidiary, Ribapharm Inc. (NYSE: RNA).
The directors to be removed include Kim Campbell, Arnold H. Kroll, Johnson Y.N. Lau, M.D., Hans Thierstein and John Vierling, M.D. Roberts A. Smith, Ph.D. is not affected by this action, and is expected to remain a director of Ribapharm.

      ICN said recent actions by Ribapharm's management and its board have resulted in a loss of confidence in the company's leadership by ICN's board. ICN said it has taken the action to remove Ribapharm directors and it is also pursuing equitable relief against the Ribapharm directors to ensure the preservation of the Ribapharm assets.

      Robert W. O'Leary, chairman and chief executive officer of ICN, commented: "The steps we have taken today, unanimously approved by ICN's Board of Directors, are absolutely essential to protect the interests of all Ribapharm stockholders, including ICN."

      The written consent was delivered to Ribapharm today, and will be effective on January 27, 2003 or such earlier date as may be ordered by a court of competent jurisdiction. The delay in the implementation of this action is required by a bylaw provision enacted by the Ribapharm board on December 13, 2002 that purports to require the delivery of written notice to Ribapharm of an action to be taken by written shareholder consent at least 35 days prior to the proposed effective date of such action.

      A letter from ICN to Ribapharm's board informing it of ICN's actions is attached to this press release.

      ICN is an innovative, research-based global pharmaceutical company that manufactures, markets and distributes a broad range of prescription and non-prescription pharmaceuticals under the ICN brand name. Its research and new product development focuses on innovative treatments for dermatology and infectious diseases.

      Additional information is also available on the company's Web site at http://www.icnpharm.com.


      THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, regulatory approval processes, success of the company's strategic repositioning initiatives and the ability of management to execute them, success of the company's ongoing inventory reduction program and other cost-cutting measures, and other risks detailed from time to time in the company's Securities and Exchange Commission filings.



             - Letter to Ribapharm Board of Directors Attached -



                                     ###




                           ICN PHARMACEUTICALS, INC.
                              3300 Hyland Avenue
                             Costa Mesa, CA 92626

                                                      December 23, 2002

The Board of Directors
Ribapharm Inc.
3300 Hyland Avenue
Costa Mesa, CA  92626

Lady and Gentlemen:

            As you are aware, ICN Pharmaceuticals, Inc. is the holder of approximately 120,100,000 shares of common stock, par value $.01 per share, of Ribapharm Inc., representing approximately 80.07% of the outstanding shares of common stock of Ribapharm. This holding in Ribapharm is one of our most significant assets. The ICN Board of Directors has asked me to write this letter to you. Recent actions and inactions by you and Ribapharm's management have caused us to lose confidence in the Ribapharm Board of Directors and to worry that you or your management will take actions that could harm Ribapharm and diminish its value. ICN believes that the Ribapharm Board has failed to exercise appropriate oversight over management.

            As a preliminary matter, let it be clear that our concern is with Ribapharm's leadership, and is not a reflection on the talented and dedicated scientific staff and other employees at Ribapharm. We have great respect for the hard-working team of scientists and other employees, and their efforts on behalf of Ribapharm.

            ICN has been dismayed and concerned by recent events at Ribapharm. We understand that in early December 2002, the Compensation Committee of the Ribapharm Board granted significant cash bonuses and stock option awards to senior Ribapharm management. The grant of bonuses and options only seven months following Ribapharm's IPO and prior to finalization of 2002 financial results appears unorthodox, and highly inappropriate. This is particularly unwarranted at a time when under their employment agreements with Ribapharm, Johnson Lau (Chairman and CEO), Thomas Stankovich (Senior Vice President and CFO) and Roger Loomis (Senior Vice President and General Counsel) are entitled to voluntarily terminate their employment (at any time during the 60-day window period from December 11th to February 9th) and (a) receive a cash severance payment equal to 300% of their base salary and highest bonus paid during the three years ended prior to the year in which they "walk away" (including the newly granted bonuses) and (b) obtain accelerated vesting and extended term for all of their options, as well as other benefits.

            As to the bonuses paid and stock options granted in early December, we question whether your management made the Ribapharm Board or the Compensation Committee aware of the consequences of their actions. If they did not, we believe that is irresponsible and intolerable conduct by them.
If they did, we believe it was irresponsible of the Ribapharm Board (or the Compensation Committee) to go along with management's desire. Equally as disturbing, your management and you appear to have attempted to hide these actions from ICN and Ribapharm's other stockholders.

            Late Friday afternoon, Ribapharm sent a letter to ICN containing an underlying threat of breach of the existing Tax Sharing Agreement between Ribapharm and ICN, if ICN does not declare its intention regarding completion of a spin-off. Such a declaration is not required by the Tax Sharing Agreement. In fact, the Affiliation and Distribution Agreement between ICN and Ribapharm expressly contemplates that "ICN shall, in its sole and absolute discretion, determine whether to proceed with the Distribution and the timing of and conditions to the consummation of the Distribution." This discretion as to whether to proceed with the spin-off of Ribapharm was disclosed in Ribapharm's prospectus for its initial public offering, which not only acknowledged that ICN is not required to complete the spin-off, but also stated that any commitment of ICN to effect the spin-off "does not constitute a binding legal obligation to do so." In light of the clear possibility that a spin-off might not be completed in 2002, or indeed ever, Ribapharm's formal request for "assurances" is unwarranted. As you are aware, and as ICN has publicly disclosed, ICN is currently evaluating its options with regard to Ribapharm, and at this time has not determined whether or not to complete the spin-off. The implied threat of a breach by Ribapharm of its obligations under this agreement is highly inappropriate.

            Also on Friday afternoon, Ribapharm disclosed in a Form 8-K filing with the Securities and Exchange Commission ("SEC") that the Ribapharm Board had adopted a week earlier, but Ribapharm had not disclosed, a bylaw purporting to impose delays on stockholder action by written consent.
Despite whatever protestations you may articulate, this action is an obvious attempt to entrench the current Board and to delay and frustrate shareholders. In this regard, Ribapharm breached a covenant in the Affiliation and Distribution Agreement which explicitly requires Ribapharm to deliver to ICN substantially final drafts of its SEC filings as soon as they are prepared and final copies of such SEC filings no later than one business day prior to the date of filing as well as a covenant that requires Ribapharm to give ICN an opportunity to review and comment on any and all of its SEC filings prior to the time they are filed with the SEC.

            It is clear to us that Ribapharm's management is anxious to entrench itself and consolidate its leverage over the Ribapharm Board. This is evident from Dr. Lau's engineering his appointment as Chairman of the Ribapharm Board as well as the compensation arrangements described above. Particularly in the current environment of increased sensitivity to the need for board oversight of management, we cannot understand how the Ribapharm Board has allowed this to happen.

            The foregoing and other events have made it clear to ICN that the Ribapharm Board and senior management are no longer properly acting in the best interests of shareholders. As the owner of over 80% of Ribapharm, ICN has a significant stake in maintaining the value of Ribapharm for its stockholders and in ensuring that the Board of Directors of Ribapharm is accountable to all of its stockholders. ICN has lost all confidence in the current Ribapharm Board of Directors and its willingness to exercise the requisite oversight of management and stewardship of Ribapharm.

            Accordingly, today ICN has acted by written consent pursuant to
Section 228 of the Delaware General Corporation Law to remove all directors on the Ribapharm Board, other than Roberts A. Smith, Ph.D., and to amend Ribapharm's bylaws by rescinding the new bylaw provision, effective as of January 27, 2003 or such earlier date as may be ordered by a court of competent jurisdiction.

            We have commenced a lawsuit against the directors to be removed in the Chancery Court of the State of Delaware. In connection with this litigation, we are seeking a temporary restraining order to prevent Ribapharm and its Board from taking actions outside the ordinary course of business prior to the effectiveness of our action by written consent. We are also asking the Court to shorten or eliminate the 35-day notice period, which is wholly uncalled for under the circumstances.

            The Ribapharm Board has shown its willingness to attempt to entrench itself, make payments to management and take other questionable actions without stockholder approval or even timely public disclosure. These actions are improper and not supported by the holder of in excess of 80% of your outstanding shares. We call on you to begin to exercise your fiduciary duty to all stockholders, and, pending your removal, to take no actions outside of the ordinary course of running Ribapharm's business operations.
We shall seek to hold each one of you personally liable for any harm that may be caused by any further improper actions.

            We also call on you to rescind the recently adopted bylaw that purports to delay shareholder action by written consent.



                          Very truly yours,

                          ICN PHARMACEUTICALS, INC.


                          By:   /s/ Robert W. O'Leary
                             --------------------------------
                               Robert W. O'Leary
                               Chairman and Chief Executive
                               Officer


cc:   The Board of Directors of ICN Pharmaceuticals, Inc.









                                                                  Exhibit 99.2
                                                                  ------------

                           ICN PHARMACEUTICALS, INC.
                              3300 Hyland Avenue
                             Costa Mesa, CA 92626


                                                December 23, 2002

Ribapharm Inc.
3300 Hyland Avenue
Costa Mesa, CA 92626

Attention:  Roger D. Loomis, Jr.
            Senior Vice President, General Counsel and Secretary

              Re: Notice of Stockholder Action by Written Consent
                  -----------------------------------------------
Dear Mr. Loomis:

            ICN Pharmaceuticals, Inc. ("ICN") hereby provides notice pursuant to new Section 8(C)(4) of the bylaws (the "Bylaws") of Ribapharm Inc., a Delaware corporation ("Ribapharm"), purported to have been adopted by the board of directors of Ribapharm on December 13, 2002 and announced in a Form 8-K filed with the Securities and Exchange Commission on December 20, 2002. ICN's address is 3300 Hyland Avenue, Costa Mesa, California 92626. ICN is the record and beneficial holder of approximately 120,100,000 shares of common stock, par value, $.01 per share, of Ribapharm as of the date hereof.

            ICN hereby notifies Ribapharm that it is taking stockholder action by written consent, effective on January 27, 2003 or such earlier date as may be ordered by a court of competent jurisdiction, to remove each director on the Board of Directors of Ribapharm (the "Ribapharm Board"), other than Roberts A. Smith, Ph.D., and to amend the Bylaws by rescinding new
Section 8(C)(4) of Article I of the Bylaws purported to have been adopted by the Ribapharm Board on December 13, 2002. The directors to be so removed upon effectiveness of the consent include Kim Campbell, Arnold H. Kroll, Johnson Y.N. Lau, M.D., Hans Thierstein and John Vierling, and each other person (other than Roberts A. Smith) who is a director (or may be appointed by the Ribapharm Board as a director following the date hereof until the effectiveness of the actions taken in the written consent). These actions are being taken by written consent as a stockholder pursuant to Section 228 of the General Corporation Law of the State of Delaware (the "DGCL"); a copy of the action is attached hereto as Annex A.

            ICN is taking the action to remove directors because it has lost confidence in the current Ribapharm Board and its willingness to exercise requisite oversight of management and stewardship of Ribapharm. ICN is taking the action to rescind the recently adopted bylaw provision in order to permit action by written consent without notice. Attached hereto as Annex B is a letter sent today to the Ribapharm Board regarding ICN's decision to effect removal of the Ribapharm directors, other than Roberts A. Smith.

            ICN hereby requests that the Secretary of Ribapharm deliver prompt notice of the foregoing action to the stockholders of Ribapharm pursuant to Section 228(e) of the DGCL.


                              ICN PHARMACEUTICALS, INC.


                              By: /s/ Gregory Keever
                                  --------------------------------
                                   Name:  Gregory Keever
                                   Title: Executive Vice President,
                                          General Counsel and
                                           Corporate Secretary







                                                                       Annex A
                                                                       -------


                           ACTION BY WRITTEN CONSENT

                          OF MAJORITY STOCKHOLDER OF

                                RIBAPHARM INC.


            The undersigned, ICN Pharmaceuticals, Inc., a Delaware corporation, being the record and beneficial holder of approximately 120,100,000 shares of the common stock, par value, $.01 per share (the "Common Stock"), of Ribapharm Inc., a Delaware corporation (the "Corporation") (such shares of Common Stock representing more than 80% of the outstanding Common Stock of the Corporation), acting pursuant to Section 228 of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby adopt as of December 23, 2002 the following resolutions with the same force and effect as if they were approved and adopted by a vote at a duly convened meeting of the stockholders of the Corporation:

            RESOLVED, that each director on the Corporation's board of directors (the "Board") as of the date of effectiveness hereof, other than Roberts A. Smith, Ph.D., is hereby removed as a director of the Corporation, effective January 27, 2003 or such earlier date as ordered by a court of competent jurisdiction; the directors so removed include Kim Campbell, Arnold H. Kroll, Johnson Y.N. Lau, M.D., Hans Thierstein, John Vierling, and each other person not named herein (other than Roberts A. Smith) who is a director (or may be appointed by the Board as a director on or following the date hereof until the effectiveness hereof); and

            FURTHER RESOLVED, that, in accordance with Section (a) of
      Article V of the amended and restated certificate of incorporation of the Corporation and Article VI of the amended and restated bylaws of the Corporation (the "Bylaws"), the Bylaws are hereby amended by rescinding, effective January 27, 2003 or such earlier date as ordered by a court of competent jurisdiction, new Section 8(C)(4) of Article I of the Bylaws adopted by the Board on December 13, 2002.

The actions set forth herein taken by written consent executed as of December 23, 2002 shall be effective January 27, 2003 or such earlier date as ordered by a court of competent jurisdiction, unless earlier rescinded or amended by the undersigned stockholder.

            IN WITNESS WHEREOF, this Action by Written Consent has been executed by the undersigned stockholder of the Corporation as of the 23rd day of December, 2002.

                              ICN PHARMACEUTICALS, INC.


                              By:   /s/ Robert W. O'Leary
                                  --------------------------------
                                    Name: Robert W. O'Leary
                                    Title:Chairman and Chief Executive
                                          Officer







                                                                       Annex B
                                                                       -------

                           ICN PHARMACEUTICALS, INC.
                              3300 Hyland Avenue
                             Costa Mesa, CA 92626

                                                      December 23, 2002

The Board of Directors
Ribapharm Inc.
3300 Hyland Avenue
Costa Mesa, CA  92626

Lady and Gentlemen:

            As you are aware, ICN Pharmaceuticals, Inc. is the holder of approximately 120,100,000 shares of common stock, par value $.01 per share, of Ribapharm Inc., representing approximately 80.07% of the outstanding shares of common stock of Ribapharm. This holding in Ribapharm is one of our most significant assets. The ICN Board of Directors has asked me to write this letter to you. Recent actions and inactions by you and Ribapharm's management have caused us to lose confidence in the Ribapharm Board of Directors and to worry that you or your management will take actions that could harm Ribapharm and diminish its value. ICN believes that the Ribapharm Board has failed to exercise appropriate oversight over management.

            As a preliminary matter, let it be clear that our concern is with Ribapharm's leadership, and is not a reflection on the talented and dedicated scientific staff and other employees at Ribapharm. We have great respect for the hard-working team of scientists and other employees, and their efforts on behalf of Ribapharm.

            ICN has been dismayed and concerned by recent events at Ribapharm. We understand that in early December 2002, the Compensation Committee of the Ribapharm Board granted significant cash bonuses and stock option awards to senior Ribapharm management. The grant of bonuses and options only seven months following Ribapharm's IPO and prior to finalization of 2002 financial results appears unorthodox, and highly inappropriate. This is particularly unwarranted at a time when under their employment agreements with Ribapharm, Johnson Lau (Chairman and CEO), Thomas Stankovich (Senior Vice President and CFO) and Roger Loomis (Senior Vice President and General Counsel) are entitled to voluntarily terminate their employment (at any time during the 60-day window period from December 11th to February 9th) and (a) receive a cash severance payment equal to 300% of their base salary and highest bonus paid during the three years ended prior to the year in which they "walk away" (including the newly granted bonuses) and (b) obtain accelerated vesting and extended term for all of their options, as well as other benefits.

            As to the bonuses paid and stock options granted in early December, we question whether your management made the Ribapharm Board or the Compensation Committee aware of the consequences of their actions. If they did not, we believe that is irresponsible and intolerable conduct by them.
If they did, we believe it was irresponsible of the Ribapharm Board (or the Compensation Committee) to go along with management's desire. Equally as disturbing, your management and you appear to have attempted to hide these actions from ICN and Ribapharm's other stockholders.

            Late Friday afternoon, Ribapharm sent a letter to ICN containing an underlying threat of breach of the existing Tax Sharing Agreement between Ribapharm and ICN, if ICN does not declare its intention regarding completion of a spin-off. Such a declaration is not required by the Tax Sharing Agreement. In fact, the Affiliation and Distribution Agreement between ICN and Ribapharm expressly contemplates that "ICN shall, in its sole and absolute discretion, determine whether to proceed with the Distribution and the timing of and conditions to the consummation of the Distribution." This discretion as to whether to proceed with the spin-off of Ribapharm was disclosed in Ribapharm's prospectus for its initial public offering, which not only acknowledged that ICN is not required to complete the spin-off, but also stated that any commitment of ICN to effect the spin-off "does not constitute a binding legal obligation to do so." In light of the clear possibility that a spin-off might not be completed in 2002, or indeed ever, Ribapharm's formal request for "assurances" is unwarranted. As you are aware, and as ICN has publicly disclosed, ICN is currently evaluating its options with regard to Ribapharm, and at this time has not determined whether or not to complete the spin-off. The implied threat of a breach by Ribapharm of its obligations under this agreement is highly inappropriate.

            Also on Friday afternoon, Ribapharm disclosed in a Form 8-K filing with the Securities and Exchange Commission ("SEC") that the Ribapharm Board had adopted a week earlier, but Ribapharm had not disclosed, a bylaw purporting to impose delays on stockholder action by written consent.
Despite whatever protestations you may articulate, this action is an obvious attempt to entrench the current Board and to delay and frustrate shareholders. In this regard, Ribapharm breached a covenant in the Affiliation and Distribution Agreement which explicitly requires Ribapharm to deliver to ICN substantially final drafts of its SEC filings as soon as they are prepared and final copies of such SEC filings no later than one business day prior to the date of filing as well as a covenant that requires Ribapharm to give ICN an opportunity to review and comment on any and all of its SEC filings prior to the time they are filed with the SEC.

            It is clear to us that Ribapharm's management is anxious to entrench itself and consolidate its leverage over the Ribapharm Board. This is evident from Dr. Lau's engineering his appointment as Chairman of the Ribapharm Board as well as the compensation arrangements described above. Particularly in the current environment of increased sensitivity to the need for board oversight of management, we cannot understand how the Ribapharm Board has allowed this to happen.

            The foregoing and other events have made it clear to ICN that the Ribapharm Board and senior management are no longer properly acting in the best interests of shareholders. As the owner of over 80% of Ribapharm, ICN has a significant stake in maintaining the value of Ribapharm for its stockholders and in ensuring that the Board of Directors of Ribapharm is accountable to all of its stockholders. ICN has lost all confidence in the current Ribapharm Board of Directors and its willingness to exercise the requisite oversight of management and stewardship of Ribapharm.

            Accordingly, today ICN has acted by written consent pursuant to
Section 228 of the Delaware General Corporation Law to remove all directors on the Ribapharm Board, other than Roberts A. Smith, Ph.D., and to amend Ribapharm's bylaws by rescinding the new bylaw provision, effective as of January 27, 2003 or such earlier date as may be ordered by a court of competent jurisdiction.

            We have commenced a lawsuit against the directors to be removed in the Chancery Court of the State of Delaware. In connection with this litigation, we are seeking a temporary restraining order to prevent Ribapharm and its Board from taking actions outside the ordinary course of business prior to the effectiveness of our action by written consent. We are also asking the Court to shorten or eliminate the 35-day notice period, which is wholly uncalled for under the circumstances.

            The Ribapharm Board has shown its willingness to attempt to entrench itself, make payments to management and take other questionable actions without stockholder approval or even timely public disclosure. These actions are improper and not supported by the holder of in excess of 80% of your outstanding shares. We call on you to begin to exercise your fiduciary duty to all stockholders, and, pending your removal, to take no actions outside of the ordinary course of running Ribapharm's business operations.
We shall seek to hold each one of you personally liable for any harm that may be caused by any further improper actions.

            We also call on you to rescind the recently adopted bylaw that purports to delay shareholder action by written consent.



                                    Very truly yours,

                                    ICN PHARMACEUTICALS, INC.


                                    By:  /s/ Robert W. O'Leary
                                  --------------------------------
                                         Robert W. O'Leary
                                         Chairman and Chief Executive
                                         Officer


cc:   The Board of Directors of ICN Pharmaceuticals, Inc.